SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
NOTE 24: -	SUBSEQUENT EVENTS

a.
During January 1, 2023 through March 15, 2023 340,000 ordinary shares were issued through the ATM offering (see Note 18b), with a weighted average selling price of $0.81 per share, resulting in gross proceeds of approximately $276.

b.
In March 2023, the Company received confirmation for a grant of a €1.2 million by the Horizon EIC 2022 program. The project scope is to develop canola and rapeseed lines and the timeline of the project is expected to be 32 months.

c.
On December 21, 2022, one of the Company's subsidiaries, Biomica, signed a definitive agreement for a $20 million financing round, led by Shanghai Healthcare Capital (“SHC”), out of which $10 million shall be invested by the Company. The financing is subject to certain closing conditions, including clearance by Chinese regulatory authorities. Following the initial closing of this transaction, the Company will be diluted to approximately 67% of the share capital of Biomica, while SHC will hold approximately 20%, on a fully diluted basis.